UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JUNE 12, 2008

ISOLAGEN, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	001-31564	87-0458888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 713-6000

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 12, 2008, the Company held its 2008 Annual Meeting of Stockholders at the Company’s offices in Exton, Pennsylvania. Mr. Declan Daly and Mr. Henry Toh were elected as directors by the Company’s stockholders at the meeting to serve until the 2011 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The Company’s stockholders ratified the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2008.

The results of the vote were as follows:

1. To elect two directors to hold office until the Company’s 2011 annual meeting of stockholders, or until his successor is duly elected and qualified.

Shares voted FOR / WITHHELD Mr. Declan Daly:	28,606,776 / 3,049,394

Shares voted FOR / WITHHELD: Mr. Henry Toh	23,276,077 / 8,380,093

2. To ratify the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2008.

Shares voted FOR / AGAINST / ABSTAINING:	31,405,826 / 201,369 / 48,974

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.
Date:June 16, 2008	By:	/s/ Todd Greenspan
Todd J. Greenspan, CFO